UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    May 1, 1996


                               BAB Holdings, Inc.

                 (Name of small business issuer in its charter)


         Illinois                    0-27068                    36-3857339

(State or other jurisdiction       (Commission                (IRS Employer
    of incorporation)              File Number)             Identification No.)


     8501 West Higgins Road, Suite 320, Chicago, Illinois            60631

     (Address of principal executive offices)                       Zip Code)


Issuer's telephone number  (312) 380-6100




              (Former name, former address and former fiscal year,
                         if changed since last report.)




                                TABLE OF CONTENTS

                                                                     Page


Item 1.    Changes in Control of Registrant.........................1

Item 2.    Acquisition or Disposition of Assets.....................1

Item 3.    Bankruptcy or Receivership...............................1

Item 4.    Changes in Registrant's Certifying Accountant............1

Item 5.    Other Events.............................................2

Item 6.    Resignation of Registrant's Directors....................2

Item 7.    Financial Statements and Exhibits....................... 2

Item 8.    Change in Fiscal Year................................... 2

SIGNATURE ......................................................... 2

INDEX TO EXHIBITS...................................................3



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 1, 1996, BAB Systems, Inc. (Systems), a wholly owned subsidiary of BAB Holdings, Inc. (Holdings or the Company), exercised its option to purchase substantially all of the assets of Bagels Unlimited, Inc. (BUI), a Wisconsin corporation. This option was acquired in January 1996 in connection with a revolving line of credit extended to BUI by Systems. BUI, a franchisee of Systems, was engaged in the business of owning and operating five Big Apple Bagels stores and had the development rights for one additional store in the Milwaukee, Wisconsin area.

         The assets acquired by Systems included all inventory, furniture, equipment, signage and improvements of the five Big Apple Bagels stores in operation. Additionally, Systems acquired all franchise and area development rights and other contractual rights owned by BUI, including BUI's interest in the leases for the five existing stores and the lease for the sixth store which is currently under construction.

         The purchase of assets was completed in exchange for the following consideration: (a) $772,000, reduced by the outstanding principal and interest owed on the January 31, 1996 revolving line of credit issued by Systems to BUI (excluding monies borrowed in connection with the development of the fifth Big Apple Bagels store which opened in April 1996), and increased by BUI's inventory on hand at cost, (b) 50,000 shares of Holdings' common stock, no par value, and
(c) an option to purchase 100,000 shares of Holdings' common stock exerciseable for 5 years commencing on May 1, 1996 at a $4.00 per share price. The total purchase price has been preliminarily allocated to assets acquired based on the estimated fair value as of the date of acquisition. The allocation was based on preliminary estimates which may be revised at a later date. The excess of consideration paid over the estimated fair value of net assets acquired in the amount of $727,332 has been recorded as goodwill and is being amortized on a straight-line basis over 40 years.

         Additionally, Holdings entered into a non-competition agreement with the two principals of BUI in exchange for total consideration of $100,000 for a period of 6 years from the closing of this transaction. The Company financed this transaction using a portion of the net proceeds from its November 27, 1995 initial public offering of securities.

         Systems will be assigning its rights in the existing five Big Apple Bagels stores and the sixth store which is in development to BAB Operations, Inc., a wholly owned subsidiary of Holdings, which owns and operates Company-owned stores. The acquired stores and related assets will continue to be operated as Big Apple Bagels stores, but will be Company-owned rather than franchised stores.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.


ITEM 5.  OTHER EVENTS

         None.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following unaudited pro forma condensed financial information reflects the acquisition of BUI by Holdings as if it had occurred on December 1, 1994. The fiscal year pro forma information is based on the historical audited consolidated statement of operations of Holdings for the fiscal year ended November 30, 1995, and the statement of operations of BUI for its fiscal year ended February 29, 1996. The unaudited quarterly pro forma condensed financial information is based on the consolidated statement of operations of Holdings for the fiscal quarter ended February 29, 1996, and the statement of operations of BUI for the fiscal quarter ended February 29, 1996. This unaudited condensed pro forma financial information should be read in conjunction with the historical financial statements and footnotes thereto of Holdings which have been filed as part of Form 10-KSB for the fiscal year ended November 30, 1995, and Form 10-QSB for the fiscal quarter ended February 29, 1996, and in conjunction with the financial statements and footnotes of BUI for the fiscal year ended February 29, 1996 as filed in exhibit 10.27 below.

         This unaudited pro forma condensed financial information is not necessarily indicative of what the actual consolidated results of operations would have been if the acquisition of assets had been completed as set forth above, nor does it purport to represent the consolidated results of operations of Holdings for future periods.

                                                 Historical       Historical               Pro Forma
                                                 ----------       ----------               ---------
                                                  Holdings            BUI
                                                  --------            ---
                                                 Year Ended       Year Ended
                                                November 30,     February 29,
                                                     1995            1996         Adjustments    Consolidated
                                               ---------------  --------------   ------------    ------------
Revenues...................................     $ 2,033,003    $   2,746,415    $ (136,000)(1)  $   4,643,418
Operating costs and expenses...............       2,453,581        2,855,792        18,183 (2)      5,201,369
                                                                                  (136,000)(1)
                                                                                    (6,854)(3)
                                                                                    16,667 (4)
                                               ---------------  --------------   ------------    ------------
Loss from operations.......................        (420,578)        (109,377)      (27,996)          (557,951)
Other expenses, net........................          15,182           46,014          --               61,196
                                                -----------    -------------    ------------    -------------
Net loss...................................        (435,760)        (155,391)      (27,996)          (619,147)
Preferred stock dividend accumulated.......           4,000            --              --               4,000
                                                -----------    -------------    ------------    -------------
Net loss attributable to
     common shareholders...................     $  (439,760)   $    (155,391)   $  (27,996)     $    (623,147)
                                                ===========    =============    ===========     =============

Net loss attributable to common share:
     Primary...............................     $     (0.13)                                    $       (0.18)
                                                ===========                                     =============
     Fully diluted.........................     $     (0.12)                                    $       (0.17)
                                                ===========                                     =============
Average number of shares used:
     Primary...............................       3,382,917(5)                      50,000(6)       3,432,917
                                                ===========                     ============    =============
     Fully diluted.........................       3,560,256(5)                      50,000(6)       3,610,256
                                                ===========                     ============    =============

See accompanying notes to pro forma condensed consolidated financial information.

                                                 Historical        Historical               Pro Forma
                                                 ----------        ----------               ---------
                                                  Holdings            BUI
                                                  --------            ---
                                               Quarter Ended      Quarter Ended
                                                 February 29,      February 29,
                                                     1996              1996         Adjustments    Consolidated
                                                 -------------    --------------   ------------    -------------
Revenues...................................      $     825,641    $     634,035    $   (34,000)(1) $   1,425,676
Operating costs and expenses...............            845,945          713,948          4,546(2)      1,532,892
                                                                                       (34,000)(1)
                                                                                        (1,714)(3)
                                                                                         4,167(4)
                                                 -------------    --------------   ------------    -------------
Loss from operations.......................            (20,304)         (79,913)        (6,999)         (107,216)
Other income (expenses), net...............             99,116          (11,504)          --              87,612
                                                 -------------    --------------   ------------    -------------
Net income (loss) attributable to
     common shareholders...................      $      78,812    $     (91,417)   $    (6,999)    $     (19,604)
                                                 =============    =============    ===========     =============

Net income attributable to common share:
     Primary...............................      $        0.01                                         $      --
                                                 =============                                         =========
     Fully diluted.........................      $        0.01                                         $      --
                                                 =============                                         =========
Average number of shares used:
     Primary...............................          6,962,199(5)                       13,318(6)      6,975,517
                                                 =============                     =============   =============
     Fully diluted.........................          6,995,825(5)                      (16,866)(6)     6,978,959
                                                 =============                     =============   =============


See accompanying notes to pro forma condensed consolidated financial information.

Notes to pro forma condensed consolidated financial information:

(1) Elimination of franchise royalty fee revenue of Holdings and expense of BUI.

(2) Amortization of goodwill over a 40-year period associated with the purchase of BUI by Holdings.

(3) Elimination of franchise fee amortization by BUI associated with initial franchise fees paid Holdings.

(4)    Amortization of non-competition agreement over 6-year period.

(5) Average number of shares reported have been adjusted to retroactively give effect of 50% stock split effected in the form of a dividend payable to shareholders of record of Holdings on April 12, 1996.

(6) Reflects the issuance of 50,000 shares of Holdings common stock as partial consideration for purchase. Quarterly amount further adjusted to recognize antidilutive impact of common stock equivalents under loss position in pro forma consoldiated financial information.

EXHIBITS

         The following exhibits are filed herewith.

Exhibit
   No.               Description of Exhibit

10.17* Asset Purchase Agreement by and among BAB Systems, Inc., Bagels
       Unlimited, Inc. and Donald Nelson and Mary Ann Varichak dated May 1, 1996 (without schedules)

10.18* Non Competition Agreement by and among BAB Holdings, Inc. and Donald
       Nelson and Mary Ann Varichak dated May 1, 1996

10.19* Stock Option Agreement between BAB Holdings, Inc. and Bagels Unlimited,
       Inc. dated May 1, 1996

10.20* Registration Rights Agreement between BAB Holdings, Inc. and Bagels
       Unlimited, Inc. dated May 1, 1996

10.27 Historical Financial Statements of Bagels Unlimited, Inc. for the periods ended February 29, 1996 and February 28, 1995, including Statements of Operations, Retained Earnings/Accumulated Deficit and Cash Flows for the period August 31, 1993 (inception) through February 28, 1994.

   * Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 15, 1996.



ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BAB HOLDINGS, INC.


Dated:  July 12, 1996                 By: /s/ THEODORE P. NONCEK
                                          -------------------------------
                                              Theodore P. Noncek,
                                              Chief Financial Officer
                                              (Principal accounting and
                                               financial officer)



INDEX
NUMBER                         DESCRIPTION                                PAGE #

10.17* Asset Purchase Agreement by and among BAB Systems, Inc., Bagels
       Unlimited, Inc. and Donald Nelson and Mary Ann Varichak dated May 1, 1996 (filed without schedules and exhibits)

10.18* Non Competition Agreement by and among BAB Holdings, Inc. and
       Donald Nelson and Mary Ann Varichak dated May 1, 1996

10.19* Stock Option Agreement between BAB Holdings, Inc. and Bagels
       Unlimited, Inc. dated May 1, 1996

10.20* Registration Rights Agreement between BAB Holdings, Inc. and
       Bagels Unlimited, Inc. dated May 1, 1996

10.27 Historical Financial Statements of Bagels Unlimited, Inc. for the periods ended February 29, 1996 and February 28, 1995, including Statements of Operations, Retained Earnings/Accumulated Deficit and Cash Flows for the period August 31, 1993 (inception) through February 28, 1994.

   * Incorporated by reference to exhibits bearing same exhibit numbers filed as part of report on Form 8-K concerning this transaction on May 15, 1996.